UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 11, 2010

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-4.1
EX-5.1
EX-99.1

Item 8.01 Other Events.
On January 14, 2010, CMS Energy Corporation (“CMS Energy”) issued and sold $300,000,000 principal amount of its 6.25% Senior Notes due 2020 (“2020 Notes”), pursuant to an effective Shelf Registration Statement on Form S-3 (No. 333-153353) (the “CMS Energy Registration Statement”), a Preliminary Prospectus Supplement dated January 11, 2010 to a Prospectus dated September 5, 2008, an Issuer Free Writing Prospectus that included the final terms of the transaction, a Final Prospectus Supplement dated January 11, 2010 to a Prospectus dated September 5, 2008 and an underwriting agreement among CMS Energy and the underwriters named in that agreement with respect to the 2020 Notes. CMS Energy intends to use the net proceeds from the offering for general corporate purposes, which may include the retirement of existing indebtedness.
This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the CMS Energy Registration Statement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
1.1 Underwriting Agreement dated January 11, 2010 among CMS Energy and J.P. Morgan Securities Inc., BNP Paribas Securities Corp., RBS Securities Inc., Scotia Capital (USA) Inc., Wells Fargo Securities, LLC, Comerica Securities, Inc., Goldman, Sachs & Co., KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., Fifth Third Securities, Inc. and The Williams Capital Group, L.P., as underwriters.
4.1 Twenty-Fourth Supplemental Indenture dated as of January 14, 2010 between CMS Energy and The Bank of New York Mellon, as Trustee.
4.2 Form of 6.25% Senior Notes due 2020 (included in Exhibit 4.1).
5.1 Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated January 14, 2010, regarding the legality of the 2020 Notes.
23.1 Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).
99.1 Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353).
This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “MANAGEMENT’S DISCUSSION AND ANALYSIS—FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K for the Year

Ended December 31, 2008 and as updated in CMS Energy’s Forms 10-Q for the Quarters Ended March 31, 2009, June 30, 2009, and September 30, 2009. CMS Energy’s “MANAGEMENT’S DISCUSSION AND ANALYSIS—FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s results to differ materially from those anticipated in such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION
Dated: January 14, 2010	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

1.1
Underwriting Agreement dated January 11, 2010 among CMS Energy and J.P. Morgan Securities Inc., BNP Paribas Securities Corp., RBS Securities Inc., Scotia Capital (USA) Inc., Wells Fargo Securities, LLC, Comerica Securities, Inc., Goldman, Sachs & Co., KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., Fifth Third Securities, Inc. and The Williams Capital Group, L.P., as underwriters.

4.1	Twenty-Fourth Supplemental Indenture dated as of January 14, 2010 between CMS Energy and The Bank of New York Mellon, as Trustee.

4.2	Form of 6.25% Senior Notes due 2020 (included in Exhibit 4.1).

5.1	Opinion of Shelley J. Ruckman, Esq., Assistant General Counsel of CMS Energy, dated January 14, 2010, regarding the legality of the 2020 Notes.

23.1	Consent of Shelley J. Ruckman, Esq. (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-153353).